UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5527

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	1/31

Date of reporting period:	1/31/04

SSL-DOCS2 70128344v9

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus New Jersey
Municipal Money
Market Fund, Inc.

ANNUAL REPORT January 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
21	Report of Independent Auditors
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION

Back Cover

This annual report for Dreyfus New Jersey Municipal Money Market Fund, Inc. covers the 12-month period from February 1, 2003, through January 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Irace.

Yields of tax-exempt money market instruments continued to fall toward historical lows during the reporting period. The Federal Reserve Board (the “Fed”) reduced short-term interest rates once during the reporting period, in late June 2003, to their lowest level since 1958. Although stronger economic growth during the second half of the year suggested that money market yields might begin to rise, the Fed apparently reaffirmed its commitment to keeping interest rates low.

However, recent economic developments suggest to us that interest rates are more likely to rise in 2004 than to drop further, and we continue to believe that tax-exempt money market funds deserve consideration for the “liquid” portion of many tax-conscious investors’ portfolios. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Ch ief Executive Officer
The Dreyfus Corporation
February 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New Jersey Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended January 31, 2004, the fund produced a yield of 0.46% .Taking into account the effects of compounding, the fund also produced an effective yield of 0.46% .1

We attribute the fund’s returns to low interest rates, including a reduction of short-term interest rates by the Fed in late June 2003 to 1%, a 45-year low. However, a robust supply of newly-issued securities on a national level kept tax-exempt yields high compared to comparable taxable yields, especially during the second half of the reporting period.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The fund also seeks to maintain a stable $1.00 share price. To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state income taxes.

When pursuing the fund’s objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, tax-exempt money market municipal obligations that provide income exempt from federal and New Jersey state income taxes. Second, we actively manage the fund’s average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey’s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may reduce the weighted average maturity of the fund, which should better
The Fund
3

DISCUSSION OF FUND PERFORMANCE (continued)

position the fund to purchase new securities with higher yields, if higher yields materialize.Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund’s weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund’s average maturity to maintain then-current yields for as long as we think practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

The U.S. economy was mired in weakness when the reporting period began, as rising geopolitical tensions, restrained corporate spending and a declining stock market took their toll. However, the economic outlook improved dramatically when allied military forces entered Baghdad, signaling a quick and decisive end to major combat in Iraq. In addition, Congress enacted a number of stimulative tax cuts in the spring, and investors began to look forward to stronger economic growth. Nonetheless, citing potential deflationary pressures and rising unemployment, the Fed reduced short-term interest rates in late June 2003, its thirteenth consecutive rate-cut since January 2001.

When more evidence of sustainable economic growth emerged during the summer of 2003, longer-term bond prices fell sharply. However, because money market yields were anchored by the 1% federal funds rate and the Fed repeatedly affirmed its commitment to an accommodative monetary policy, yields of tax-exempt money market securities remained relatively stable during the second half of the reporting period.

The weak economy affected the fiscal condition of all states to some degree, including New Jersey.As tax revenues fell short of projections, the state took steps to balance its budget by cutting spending, reduc-
4

ing aid to localities and raising some taxes and fees. In addition, the state turned to the tax-exempt money markets to finance its operations, contributing to a robust supply of short-term securities. Since issuers faced greater competition for investors as issuance rose, these securities’ yields remained high relative to yields of comparable taxable instruments. In fact, tax-exempt yields sometimes exceeded taxable yields during the fourth quarter of 2003.

To balance the risks of longer-dated securities with the opportunity to capture incrementally higher yields, we constructed a “laddered” portfolio of municipal notes and seasoned bonds with effective maturities in the three- to 12-month range. At the same time, we attempted to reduce the fund’s holdings of relatively low-yielding variable-rate demand notes.

What is the fund’s current strategy?

Due to encouraging signs of a more robust U.S. economy, we remain optimistic that short-term interest rates have bottomed, and that we may begin to see more opportunities for higher yields.Although fiscal challenges remain for New Jersey, we have begun to see signs of higher tax revenues now that a stronger economy and better business conditions on Wall Street are benefiting the state’s diverse economic base.

In the meantime, we have continued to focus on municipal securities with what we believe to be strong credit characteristics and maturities in the three- to 12-month range. In our view, these are prudent strategies as investors continue to adjust to a stronger economy.
February 17, 2004

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
The Fund
5

STATEMENT OF INVESTMENTS January 31, 2004

	Principal
Tax Exempt Investments—100.8%	Amount ($)	Value ($)

Atlantic City, GO Notes
2%, 8/1/2004 (Insured; MBIA)	1,750,000	1,758,652
Atlantic Highlands, GO Notes, BAN
2%, 12/9/2004	1,050,000	1,057,073
Bergen County Improvement Authority, MFHR
VRDN (Kentshire Apartments Project)
1% (Insured; FNMA and Liquidity Facility; FNMA)	9,000,000 a	9,000,000
Burlington County, GO Notes, BAN:
1.25%, 2/5/2004	10,225,500	10,225,583
1.15%, 3/6/2004	3,996,000	3,996,094
1.12%, 10/29/2004	4,191,500	4,192,093
Borough of Butler, GO Notes, BAN
1.625%, 9/3/2004	2,155,000	2,160,944
Camden County, GO Notes, Refunding
3%, 6/1/2004 (Insured; FSA)	525,000	528,371
Camden County Improvement Authority, LR
(Cherry Hill Township Library Project)
3%, 5/1/2004	520,000	522,581
Colts Neck Township, GO Notes, BAN
1.65%, 5/28/2004	1,757,500	1,760,607
Dover Municipal Utility Authority
Sewer Revenue, Refunding
2%, 2/15/2004 (Insured; FGIC)	1,460,000	1,460,504
Egg Harbor Township School District, GO Notes
Refunding 1.60%, 2/15/2004 (Insured; FSA)	1,000,000	1,000,172
Essex County Improvement Authority
Private Schools Revenue, VRDN
(The Children’s Institute Project)
1.01% (LOC; Wachovia Bank)	1,665,000 a	1,665,000
Freehold Township, GO Notes, BAN
1.70%, 10/20/2004	8,164,000	8,199,852
Gloucester County, GO Notes, BAN
2%, 10/27/2004	2,000,000	2,013,517
Haledon, GO Notes, BAN 1.80%, 4/30/2004	3,762,000	3,767,513
Hamilton Township and Mercer County, GO Notes, TAN
2%, 10/20/2004	5,500,000	5,533,124
Hudson County Improvement Authority, Revenue, VRDN
Essential Purpose Pooled Government Program
.88% (LOC; The Bank of New York)	14,500,000 a	14,500,000
Jefferson Township, GO Notes, BAN
1.50%, 7/9/2004	4,300,000	4,307,866

6

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

Linden, GO Notes, BAN 1.50%, 6/3/2004	2,475,000	2,478,703
Long Beach Township, GO Notes, BAN
1.25%, 2/2/2004	3,475,000	3,475,019
Manalapan Township, GO Notes
2%, 10/1/2004 (Insured; AMBAC)	1,070,000	1,076,340
Marlboro Township Municipal Utilities Authority, GO Notes
2%, 12/10/2004	2,200,000	2,215,055
Medford Township, GO Notes, BAN
1.20%, 7/23/2004	1,723,300	1,724,749
Middlesex County Improvement Authority, LR
2%, 6/15/2004	950,000	953,299
Monmouth County Improvement Authority:
Revenue
Governmental Loan Program
2.50%, 12/1/2004 (Insured; AMBAC)	560,000	566,171
Water Revenue, Refunding
Water Treatment Facilities
2%, 8/1/2004 (Insured; MBIA)	725,000	728,404
Township of Montgomery, GO Notes
2.25%, 2/1/2004	2,500,000	2,500,076
Morris Plains, GO Notes, BAN
1.75%, 7/29/2004	2,569,100	2,578,423
Morristown, GO Notes, TAN
1.15%, 2/27/2004	3,000,000	3,000,316
State of New Jersey
GO Notes, Refunding 5%, 7/15/2004	1,050,000	1,068,576
TRAN 2%, 6/25/2004	2,440,000	2,449,548
New Jersey Building Authority, Building Revenue
VRDN, Putters Program
.97% (Insured; MBIA and Liquidity Facility;
JPMorgan Chase Bank)	5,585,000 a	5,585,000
New Jersey Economic Development Authority:
Market Transition Facility Revenue
7%, 7/1/2004 (Insured; MBIA)	500,000	512,196
VRDN:
EDR:
(Encap Golf Holdings LLC):
.88%, Series A (LOC; Bayerische Landesbank)	9,500,000 a	9,500,000
.88%, Series B (LOC; Bayerische Landesbank)	15,000,000 a	15,000,000
(Institute of Electrical Engineers)
.96% (LOC; Wachovia Bank)	3,065,000 a	3,065,000

The Fund
7

STATEMENT OF INVESTMENTS (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

New Jersey Economic Development Authority (continued):
VRDN (continued):
EDR (continued):
(Kenwood USA Corp. Project)
.95% (LOC; The Bank of New York)	6,000,000 a	6,000,000
(Stamato Realty LLC Project)
1% (LOC; Valley National Bank)	4,390,000 a	4,390,000
(Wood Hollow Associates)
1.01% (LOC; Wachovia Bank)	2,015,000 a	2,015,000
Refunding:
(Airis Newark LLC Project)
.90% (Insured; AMBAC and Liquidity
Facility; KBC Bank)	6,705,000 a	6,705,000
(Jewish Community Metropolitan West)
.96% (LOC; Wachovia Bank)	1,000,000 a	1,000,000
Industrial Revenue
(Buchanan and Zweigle Project)
1.11% (LOC; Wachovia Bank)	2,685,000 a	2,685,000
Manufacturing Facilities Revenue
(Rennoc Corp./Santa’s Best Project)
1.10% (LOC; ABN-AMRO)	1,705,000 a	1,705,000
PCR, Refunding
(Hoffman La Roche Inc.)
.96% (LOC; Wachovia Bank)	12,365,000 a	12,365,000
Revenues:
(CPC Behavioral Health Care)
1.01% (LOC; Wachovia Bank)	3,595,000 a	3,595,000
(Developmental Disabilities)
1.01% (LOC; Wachovia Bank)	2,605,000 a	2,605,000
(Four Woodbury Mews Project)
1.05% (LOC; Fleet National Bank)	6,600,000 a	6,600,000
(Presbyterian Homes)
.95% (LOC; Commerce Bank N.A.)	5,000,000 a	5,000,000
(School Facilities Construction)
1% (Insured; AMBAC and Liquidity Facility;
The Bank of New York)	2,000,000 a	2,000,000
(Three Woodbury Mews Project)
1.05% (LOC; Fleet National Bank)	9,525,000 a	9,525,000
(Young Men’s Christian Association)
1.01% (LOC; Wachovia Bank)	1,530,000 a	1,530,000
School Revenue, Refunding
(Blair Academy) .96% (LOC; Wachovia Bank)	4,980,000 a	4,980,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

New Jersey Economic Development Authority (continued):
VRDN (continued):
Special Facilities Revenue
(Port Newark Container LLC)
.99% (LOC; Citibank N.A.)	14,000,000 a	14,000,000
Thermal Energy Facilities Revenue
(Thermal Energy Limited) .95% (LOC; Bank One)	1,300,000 a	1,300,000
New Jersey Educational Facilities Authority:
College and University Revenue:
Refunding (Princeton University) 2%, 7/1/2004	1,740,000	1,747,129
VRDN:
(Caldwell College)
.96% (LOC; Allied Irish Banks)	5,775,000 a	5,775,000
(College of New Jersey)
.95% (Insured; AMBAC and Liquidity Facility:
Bank of Nova Scotia and Toronto Dominion Bank)	19,300,000 a	19,300,000
Revenue
(Capital Improvement Fund) 5%, 9/1/2004	1,500,000	1,533,400
New Jersey Environmental Infrastructure Trust, Revenue:
Refunding, Waste Water Treatment
2%, 3/1/2004 (Insured; AMBAC)	3,465,000	3,467,174
VRDN, Municipal Securities Trust Receipts
1.01% (Liquidity Facility; JPMorgan Chase Bank)	500,000 a	500,000
New Jersey Health Care Facilities Financing Authority
Revenue, VRDN:
(RWJ Health Care Corp.)
.91% (LOC; Commerce Bank N.A.)	14,900,000 a	14,900,000
(St. Peters University Hospital)
.99% (LOC; Fleet National Bank)	16,000,000 a	16,000,000
New Jersey Housing and Mortgage Finance Agency
Revenue:
Single Family Housing
1.10%, 10/1/2004	3,000,000	3,000,000
VRDN, Merlots Program
1.03% (Insured; MBIA and Liquidity Facility;
Wachovia Bank)	2,080,000 a	2,080,000
New Jersey Transit Corporation
COP
5.25%, 9/15/2004 (Insured; AMBAC)	1,250,000	1,281,522
Transit Revenue, GAN
5.50%, 2/1/2004 (Insured; AMBAC)	2,000,000	2,000,232

The Fund
9

STATEMENT OF INVESTMENTS (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

New Jersey Transportation Trust Fund Authority:
Revenue
VRDN, Merlots Program .98% (Insured; FSA and
Liquidity Facility; Wachovia Bank)	2,985,000 a	2,985,000
(Transportation System):
Fuel Sales Tax Revenue
5.25%, 6/15/2004	1,545,000	1,568,548
Transit Revenue
4.75%, 6/15/2004	1,070,000	1,084,316
5%, 6/15/2004	1,000,000	1,014,291
New Jersey Turnpike Authority
Turnpike Revenue, VRDN
Merlots Program .98% (Insured; MBIA
and Liquidity Facility; Wachovia Bank)	11,680,000 a	11,680,000
Newark Housing Authority, MFHR, VRDN
1.15% (Liquidity Facility; Merrill Lynch)	4,710,000 a	4,710,000
Township of Old Bridge, GO Notes, BAN
1.15%, 6/3/2004	2,600,000	2,600,166
Paramus, GO Notes, BAN
1.50%, 8/11/2004	5,232,899	5,246,487
County of Passaic, GO Notes, Refunding
4.75%, 9/1/2004 (Insured; FSA)	2,925,000	2,987,132
Township of Pennsauken, GO Notes, BAN
1.15%, 7/29/2004	8,000,000	8,005,806
Perth Amboy, GO Notes, Refunding
4.85%, 9/1/2004 (Insured; FSA)	1,690,000	1,727,059
Port Authority of New York and New Jersey, VRDN:
Revenue, Putters Program 1.03% (Insured; MBIA and
Liquidity Facility; JPMorgan Chase Bank)	3,000,000 a	3,000,000
Special Obligation Revenue:
Merlots Program 1.03% (Insured; MBIA and
Liquidity Facility; Wachovia Bank)	1,610,000 a	1,610,000
Putters Program 1.03% (Insured; MBIA and
Liquidity Facility; JPMorgan Chase Bank)	3,000,000 a	3,000,000
Versatile Structure Obligation 1.01%
(Liquidity Facility; Bank of Nova Scotia)	6,900,000 a	6,900,000
Rahway Redevelopment Agency, Revenue
(Public Library Project) 1.15%, 10/29/2004	3,500,000	3,500,000
Rahway Valley Sewerage Authority, Revenue
(Sewer Project) 2%, 1/14/2005	3,500,000	3,526,290

10

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

Rockaway Township, GO Notes, BAN
1.50%, 7/23/2004	1,920,000	1,924,492
Union County Improvement Authority, LR
Capital Equipment and Infrastructure Program
2%, 5/1/2004 (Insured; AMBAC)	1,080,000	1,082,302
Township of Vernon, GO Notes, BAN
1.75%, 9/17/2004	2,761,000	2,771,411
Township of Verona, GO Notes, BAN
2%, 1/14/2005	1,000,000	1,007,983
Township of Voorhees, GO Notes, BAN:
2%, Series A, 2/11/2004	2,302,000	2,302,527
2%, Series C, 2/11/2004	1,838,250	1,838,671
West Amwell Township School District
Hunterdon County, GO Notes 1.50%, 2/4/2004	1,000,000	1,000,040
Wildwood Crest, GO Notes, BAN
1.75%, 5/21/2004	2,700,000	2,705,053

Total Investments (cost $375,488,452)	100.8%	375,488,452

Liabilities, Less Cash and Receivables	( .8%)	(3,104,562)

Net Assets	100.0%	372,383,890

The Fund
11

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	LOC	Letter of Credit
BAN	Bond Anticipation Notes	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
EDR	Economic Development Revenue		Insurance Corporation
FGIC	Financial Guaranty Insurance	MFHR	Multi—Family Housing Revenue
	Company	PCR	Pollution Control Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TRAN	Tax and Revenue Anticipation Notes
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes
GAN	Grant Anticipation Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)

F1, F1+	VMIG1, MIG1, P1	SP1+, SP1, A1+, A1	57.7
AAA, AA, A b	Aaa, Aa, A b	AAA, AA, A b	14.3
Not Rated c	Not Rated c	Not Rated c	28.0
			100.0

a Securities payable on demand.Variable interest rate—subject to periodic change.
b Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004

Cost Value

Assets ($):
Investments in securities—See Statement of Investments	375,488,452 375,488,452
Interest receivable	1,376,518
Prepaid expenses	11,328
376,876,298

Liabilities ($):
Due to The Dreyfus Corporation and affiliates	185,761
Cash overdraft due to Custodian	4,260,792
Payable for shares of Common Stock redeemed	28
Accrued expenses	45,827
4,492,408

Net Assets ($)	372,383,890

Composition of Net Assets ($):
Paid-in capital	372,467,803
Accumulated net realized gain (loss) on investments	(83,913)

Net Assets ($)	372,383,890

Shares Outstanding
(2 billion shares of $ .001 par value Common Stock authorized)	372,564,469
Net Asset Value, offering and redemption price per share ($)	1.00

See notes to financial statements.
The Fund
13

STATEMENT OF OPERATIONS Year Ended January 31, 2004

Investment Income ($):
Interest Income	4,510,582
Expenses:
Management fee—Note 2(a)	2,044,646
Shareholder servicing costs—Note 2(b)	388,735
Professional fees	44,979
Custodian fees	44,218
Directors’ fees and expenses—Note 2(c)	42,234
Prospectus and shareholders’ reports	18,078
Registration fees	10,988
Miscellaneous	19,302
Total Expenses	2,613,180
Investment Income—Net	1,897,402

Realized Gain (Loss) on Investments—Note 1(b) ($)	3,295
Net Increase in Net Assets Resulting from Operations	1,900,697

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended January 31,

	2004	2003

Operations ($):
Investment income—net	1,897,402	3,656,189
Net realized gain (loss) on investments	3,295	20,852
Net unrealized appreciation
(depreciation) on investments	—	(735)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,900,697	3,676,306

Dividends to Shareholders from ($):
Investment income—net	(1,897,402)	(3,656,189)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	519,029,161	547,671,550
Dividends reinvested	1,562,187	3,258,279
Cost of shares redeemed	(575,210,483)	(592,442,039)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(54,619,135)	(41,512,210)
Total Increase (Decrease) in Net Assets	(54,615,840)	(41,492,093)

Net Assets ($):
Beginning of Period	426,999,730	468,491,823
End of Period	372,383,890	426,999,730

See notes to financial statements.
The Fund
15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

		Year Ended January 31,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.005	.008	.020	.033	.025
Distributions:
Dividends from investment income—net	( .005)	( .008)	( .020)	( .033)	( .025)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.46	.83	2.06	3.32	2.54

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.64	.65	.65	.67	.66
Ratio of net investment income
to average net assets	.46	.83	2.04	3.25	2.50

Net Assets, end of period ($ x 1,000)	372,384	427,000	468,492	439,244	431,543

See notes to financial statements.
16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager,is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discounts and premiums on investment, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund received net earnings credits of $37,165 during the period ended January 31, 2004
The Fund
17

NOTES TO FINANCIAL STATEMENTS (continued)

based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At January 31, 2004, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $83,913 is available to be applied against future net securities profits, if any, realized subsequent to January 31, 2004. If not applied, $4,210 of the carryover expires in fiscal 2005, $16,731 expires in fiscal 2006 and $62,972 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal periods ended January 31, 2004 and January 31, 2003, were all tax exempt income.

During the period ended January 31, 2004, as a result of permanent book to tax differences, the fund reclassed $95,696 between accumulated net gain (loss) on investments and paid-in capital due to the expiration of capital loss carryovers.
18

At January 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Indemnification: The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 2004, the fund was charged $230,533 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2004, the fund was charged $121,389 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each director who is not an “affiliated person” as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting.The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.
The Fund
19

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 3—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus Funds, alleging that the Investment Advisers improperly used assets of the Dreyfus Funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus Funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the funds believe that any of the pending actions will have a material adverse affect on the funds or Dreyfus’ ability to perform its contract with the funds.
20

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus New Jersey Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Money Market Fund, Inc., including the statement of investments,as of January 31,2004,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Money Market Fund, Inc. at January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

NewYork, NewYork
March 10, 2004

The Fund
21

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2004 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).
22

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (67)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U...S S Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
Samuel Chase (71)
Board Member (1988)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Gordon J. Davis (62)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (61)
Board Member (1988)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (76)
Board Member (1988)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Chairman
No. of Portfolios for which Board Member Serves: 15
———————
Burton N.Wallack (53)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

24

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 96 investment
companies (comprised of 186 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 96
investment companies (comprised of 186
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since
March 2000.
ExecutiveVice President, Secretary and
General Counsel of the Manager, and an
officer of 97 investment companies (comprised
of 202 portfolios) managed by the Manager.
He is 57 years old and has been an employee
of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since
March 2000.
Associate General Counsel of the Manager,
and an officer of 37 investment companies
(comprised of 46 portfolios) managed by the
Manager. He is 40 years old and has been an
employee of the Manager since February 1991.
STEVEN F. NEWMAN, Assistant
Secretary since March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 97
investment companies (comprised of 202
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 94 investment companies
(comprised of 195 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 97 investment
companies (comprised of 202 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund 25

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT ROBOL, Assistant Treasurer
since August 2003.
Senior Accounting Manager – Money Market
Funds of the Manager, and an officer of 37
investment companies (comprised of 79
portfolios) managed by the Manager. He is 39
years old and has been an employee of the
Manager since October 1988.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 97 investment companies
(comprised of 202 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 92 investment companies (comprised of 197
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998. Prior to
joining the Distributor, he was a Vice President
of Compliance Data Center, Inc.

26

For More Information

Dreyfus
New Jersey Municipal
Money Market Fund, Inc.
200 Park Avenue
NewYork, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
NewYork, NY 10166

Custodian
The Bank of New York
100 Church Street
NewYork, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
NewYork, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
NewYork, NY 10166

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request
to info@dreyfus.com

On the Internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0758AR0104

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,600 in 2003 and $30,030 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0.00 in 2003 and $0.00 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,007 in 2003 and $2,583 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

SSL-DOCS2 70128344v9

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0.00 in 2003 and $600 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2003 and $521,764 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date
SSL-DOCS2 70128344v9

of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	March 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer
Date:	March 25, 2004
By:	/s/ James Windels
James Windels
Chief Financial Officer
Date:	March 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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Exhibit (a)(1)

THE DREYFUS FAMILY OF FUNDS
CODE OF ETHICS FOR PRINCIPAL EXECUTIVE
AND SENIOR FINANCIAL OFFICERS

1. Covered Officers/Purpose of the Code

     This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

--	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
--	full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;
--	compliance with applicable laws and governmental rules and regulations;
--	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
--	accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

2. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

SSL-DOCS2 70128344v9

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. Covered Officers should keep in mind that the Code cannot enumerate every possible scenario. The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

Each Covered Officer must:
--	not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;
--	not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and
--	not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

3. Disclosure and Compliance

--	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;
--	each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations; and
--	each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and
--	it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

4. Reporting and Accountability

Each Covered Officer must:

SSL-DOCS2 70128344v9

--	upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;
--	annually thereafter affirm to the Board that he has complied with the requirements of the Code; and
--	notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code. Failure to do so is itself a violation of the Code.

     The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

The Fund will follow these procedures in investigating and enforcing the Code:
--	the General Counsel will take all appropriate action to investigate any potential violations reported to him;
--	if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;
--	any matter that the General Counsel believes is a violation will be reported to the Board;
--	if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;
--	the Board will be responsible for granting waivers, as appropriate; and
--	any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.

5. Other Policies and Procedures

     The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.
6. Amendments

     The Code may not be amended except in written form which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

7. Confidentiality

     All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such

SSL-DOCS2 70128344v9

matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

8. Internal Use

     The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

Dated as of: July 1, 2003
SSL-DOCS2 70128344v9

Exhibit A

Persons Covered by the Code of Ethics

Stephen E. Canter	President	(Principal Executive Officer)
(Principal Financial and
James Windels	Treasurer	Accounting Officer)

SSL-DOCS2 70128344v9